UNITED STATES
                         SECURITIES EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 18, 1997



                             SLM FUNDING CORPORATION
                formerly known as SALLIE MAE FUNDING CORPORATION
                ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                   (Originator of the Sallie Mae Student Loan
                                  Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                        the SLM Student Loan Trust 1997-1
                     and the SLM Student Loan Trust 1997-2)


   Delaware                  33-95474/333-2502/333-24949       23-2815650
---------------              ---------------------------    ------------------
(State or other                   (Commission File          (I.R.S. employer
Jurisdiction of                        Numbers)             Identification No.)
Incorporation)


                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (817) 554-4500

Item 5.           Other Events

        On June 11, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated June 11, 1997, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae") and Bear, Stearns & Co. Inc. (the "Underwriter"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

        On June 1 or June 18, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of June 18, 1997, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Trust Agreement, dated as of June 1, 1997, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee");
(c) the Indenture, dated as of June 1, 1997 (the "Indenture"), by and among the SLM Student Loan Trust 1997-2 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of June 18, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (e) the Administration Agreement, dated as of June 18, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; and (f) the Servicing Agreement, dated as of June 18, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)  Exhibits

                  1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                  1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                  1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                  1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 11, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                  4.1 Trust Agreement, dated as of June 1, 1997 by and between SLM Funding and the Eligible Lender Trustee.

                  4.2 Indenture, dated as of June 1, 1997, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                  99.1 Purchase Agreement, dated as of June 18, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

                  99.2 Sale Agreement, dated as of June 18, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

                  99.3 Administration Agreement Supplement, dated as of June 18, 1997, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

                  99.4 Servicing Agreement, dated as of June 18, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 30, 1997

                                        SLM FUNDING
                                             CORPORATION

                                        By: /s/ DENISE B. MCGLONE
                                            -----------------------------------
                                        Name:    Denise B. McGlone
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                INDEX TO EXHIBIT

                                                                    Sequentially
   Exhibit                                                            Numbered
   Number           Exhibit                                             Page
   ------           -------                                             ----

   1.1              Pricing Agreement relating to
                    Student-Loan Backed Notes, dated
                    June 11, 1997, by and among SLM
                    Funding, Sallie Mae and the
                    Underwriter, on behalf of each of
                    the underwriters named on the
                    Schedule 1 thereto.

   1.2              Pricing Agreement relating to
                    Student-Loan Backed Certificates,
                    dated June 11, 1997, by among SLM
                    Funding, Sallie Mae and the
                    Underwriter, on behalf of each of
                    the underwriters named on Schedule 1
                    thereto.

   1.3              Underwriting Agreement relating to
                    Student-Loan Backed Notes, dated
                    June 11,1997, by and among SLM
                    Funding, Sallie Mae and the
                    Underwriter, on behalf of each of
                    the underwriters named on Schedule 1
                    thereto.

   1.4              Underwriting Agreement relating to
                    Student-Loan Backed Certificates,
                    dated June 11, 1997, by and among
                    SLM Funding, Sallie Mae and the
                    Underwriter, on behalf of each of
                    the underwriters named on Schedule 1
                    thereto.

   4.1              Trust Agreement, dated as of
                    June 1, 1997, by and between
                    SLM Funding and the Eligible
                    Lender Trustee.

   4.2              Indenture, dated as of June 1, 1997,
                    by and among the Trust, the
                    Eligible Lender Trustee and the
                    Indenture Trustee.

  99.1              Purchase Agreement, dated as of
                    June 18, 1997, by and among SLM
                    Funding, the Interim Eligible
                    Lender Trustee and Sallie Mae

  99.2              Sale Agreement, dated as of
                    June 18, 1997, by and among
                    SLM Funding, the Interim
                    Eligible Lender Trustee and
                    Sallie Mae.

  99.3              Administration Agreement Supplement,
                    dated as of June 18, 1997, by
                    and among the Trust, Sallie Mae,
                    the Eligible Lender Trustee,
                    the Servicer, SLM Funding and
                    the Indenture Trustee.

  99.4              Servicing Agreement, dated as of
                    June 18, 1997, by and among the
                    Servicer, Sallie Mae, the Trust, the
                    Eligible Lender Trustee and the
                    Indenture Trustee.

                                                                      APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage

        The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

        (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

        (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

        (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation."

        (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   Definitions

        "Act" has the meaning specified in Section 11.3(a) of the Indenture.

        "Accrual Period" means, with respect to a Distribution Date, the period from and including the immediately preceding Distribution Date, or in the case of the initial such period the Closing Date, to but excluding such current Distribution Date.

        "Administration Agreement" means the Master Administration Agreement dated as of May 1, 1997 between the Administrator and the Seller, as supplemented by the Supplement and as such agreement may be amended or supplemented from time to time.

        "Administration Fee" has the meaning specified in Section 2.12 of the Administration Agreement.

        "Administrator" means the Student Loan Marketing Association, in its capacity as administrator of the Trust and the Trust Student Loans in accordance with the Administration Agreement.

        "Administrator Default" has the meaning specified in Section 5.1 of the Administration Agreement.

        "Administrator's Certificate" means an Officers' Certificate of the Administrator delivered pursuant to Section 3.1C of the Administration Agreement.

        "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authorized Officer" means (i) with respect to the Trust, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Trust pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator or any of its Affiliates who is authorized to act for the Administrator in matters relating to itself or to the Trust and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to the Seller, any officer of the Seller or any of its Affiliates who is authorized to act for the Seller in matters relating to or to be acted upon by the Seller pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (iv) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to or to be acted upon by the Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

        "Available Funds" means, with respect to a Distribution Date or any related Monthly Servicing Payment Date, the sum of the following amounts received with respect to the related Collection Period (or, in the case of a Monthly Servicing Payment Date, the applicable portion thereof) to the extent not previously distributed: (i) all collections received by the Servicer on the Trust Student Loans (including any Guarantee Payments received with respect to the Trust Student Loans but net of (x) any collections in respect of principal on the Trust Student Loans applied by the Trust to repurchase guaranteed loans from the Guarantors in accordance with the Guarantee Agreements and (y) amounts required by the Higher Education Act to be paid to the Department or to be repaid to borrowers (whether or not in the form of a principal reduction of the applicable Trust Student Loan), with respect to the Trust Student Loans for such Collection Period); (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during such Collection Period with respect to Trust Student Loans; (iii) all Liquidation Proceeds from any Trust Student Loans which became Liquidated Student Loans during such Collection Period in accordance with the Servicer's customary servicing procedures, and all Recoveries in respect of Liquidated Student Loans which were written off in prior Collection Periods or during such current Collection Period; (iv) the aggregate Purchase Amounts received during such Collection Period for Trust Student Loans repurchased by the Seller or purchased by the Servicer or for Serial Loans sold to another eligible lender pursuant to Section 3.11E of the Servicing Agreement; (v) the aggregate amounts, if any, received from the Seller or the Servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, or lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Trust Student Loans pursuant to Section 3C of the Sale Agreement or Section 3.5 of the Servicing Agreement, respectively; (vi) amounts received by the Servicer pursuant to Sections 3.1 and 3.12 of the Servicing Agreement during such Collection Period; and (vii) Investment Earnings for such Distribution Date and any interest remitted to the Collection Account by the Administrator pursuant to Section 2.4 of the Administration Agreement; provided, however, that if with respect to any Distribution Date there would not be sufficient funds, after application of Available Funds and amounts available from the Reserve Account, to pay any of the items specified in clauses 1 through 7 of Section 2.7C of the Administration Agreement, then Available Funds for such

Distribution Date shall include amounts on deposit in the Collection Account (or amounts held by the Administrator, or which the Administrator reasonably estimates to be held by the Administrator, for deposit into the Collection Account) on the related Determination Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date, up to the amount necessary to pay such items, and the Available Funds for such succeeding Distribution Date shall be adjusted accordingly.

        "Basic Documents" means the Trust Agreement, the Indenture, the Servicing Agreement, the Administration Agreement, the Sale Agreement, the Purchase Agreement, the Guarantee Agreements, the Certificate Depository Agreement, the Note Depository Agreement and other documents and certificates delivered in connection with any thereof.

        "Benefit Plan" has the meaning specified in Section 3.4 of the Trust Agreement.

        "Bill of Sale" has the meaning specified in the Purchase Agreement or the Sale Agreement, as applicable.

        "Book-Entry Certificate" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

        "Book-Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or Wilmington, Delaware are authorized or obligated by law, regulation or executive order to remain closed.

        "Carryover Servicing Fee" has the meaning specified in Attachment A to the Servicing Agreement.

        "Certificate" means a certificate evidencing the undivided beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

        "Certificate Balance" equals $87,450,000 as of the Closing Date and, thereafter, equals the Initial Certificate Balance reduced by all previous distributions in respect of the Certificate Balance.

        "Certificate Balance Distribution Amount" means, on each Distribution Date, the excess of (i) the sum of (a) the Principal Distribution Amount for such Distribution Date, (b) the Note Principal Shortfall as of the close of the preceding Distribution Date and (c) the Certificate Balance Shortfall as of the close of the preceding Distribution Date over (ii) the Note Principal Distribution Amount for such Distribution Date; provided that the Certificate Balance Distribution Amount will in no event exceed the Certificate Balance. In addition, on the Final Distribution Date, the Certificate Balance to be distributed to the Certificateholders will include the amount required to reduce the outstanding Certificate Balance to zero.

        "Certificate Balance Shortfall" means, as of the close of any Distribution Date, the excess of (i) the Certificate Balance Distribution Amount on such Distribution Date over (ii) the amount of distributions in respect of the Certificate Balance on such Distribution Date.

        "Certificate Depository Agreement" means the Letter of Representations, dated June 9, 1997 by the Trust, the Eligible Lender Trustee and the Indenture Trustee in favor of the Depository Trust Company.

        "Certificate Final Distribution Date" means the October 2012 Distribution Date.

        "Certificateholder" means a Person in whose name a Certificate is registered in the Certificate Register.

        "Certificateholders' Distribution Amount" means, with respect to any Distribution Date, the Certificateholders' Return Distribution Amount for such Distribution Date plus the Certificate Balance Distribution Amount for such Distribution Date.

        "Certificateholders' Return Distribution Amount" means, with respect to any Distribution Date, the sum of (i) return on the Certificates accrued at the Certificate Rate for the related Accrual Period on the outstanding Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions to Certificateholders in respect of the Certificate Balance on such preceding Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Certificate Return Shortfall for such Distribution Date; provided, however, that the Certificateholders' Return Distribution Amount will not include any Certificate Return Carryover.

        "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

        "Certificate Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement, which shall initially be the Eligible Lender Trustee.

        "Certificate Pool Factor" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Certificate Balance divided by the Initial Certificate Balance. The Certificate Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

        "Certificate Rate" means, with respect to any Accrual Period, the lesser of (a) the daily weighted average of the T-Bill Rates within such Accrual Period plus 0.83% based on the actual number of days in such Accrual Period, and (b) the Student Loan Rate for such Accrual Period.

        "Certificate Register" and "Certificate Registrar" mean the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

        "Certificate Return Carryover" means, for any Distribution Date on which the Certificate Rate is based on the Student Loan Rate, the excess of (a) the amount of return on the Certificates that would have accrued in respect of the related Accrual Period at the Certificate Rate without regard to the Student Loan Rate, over (b) the amount of return on the Certificates actually accrued in respect of such Accrual Period based on the

Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates and any return accrued thereon calculated at the Certificate Rate without regard to the Student Loan Rate; provided, however, that, on the Certificate Final Distribution Date, the Certificate Return Carryover will be equal to the lesser of (i) the Certificate Return Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Certificateholders on such date or any subsequent date pursuant to Sections 2.7C.11, 2.8C(E), 2.8D and 2.8E of the Administration Agreement.

"Certificate Return Shortfall" means, with respect to any Distribution Date, the excess of (i) the Certificateholders' Return Distribution Amount on the preceding Distribution Date over (ii) the return on the Certificates actually distributed to the Certificateholders on such preceding Distribution Date, plus return on the amount of such excess, to the extent permitted by law, at the Certificate Rate from such preceding Distribution Date to the current Distribution Date.

        "Class A-1 Maturity Date" means the October 2005 Distribution Date.

        "Class A-2 Maturity Date" means the January 2010 Distribution Date.

        "Class A-1 Notes" means the $1,601,000,000 Floating Rate Class A-1 Student Loan-Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

        "Class A-2 Notes" means the $808,000,000 Floating Rate Class A-2 Student Loan-Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

        "Class A-1 Rate" means, for any Accrual Period, the lesser of (a) the daily weighted average of the T-Bill Rates within such Accrual Period plus 0.54% based on the actual number of days in such Accrual Period, and (b) the Student Loan Rate for such Accrual Period.

        "Class A-2 Rate" means, for any Accrual Period, the lesser of (a) the daily weighted average of the T-Bill Rates within such Accrual Period plus 0.60% based on the actual number of days in such Accrual Period, and (b) the Student Loan Rate for such Accrual Period.

        "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company and the initial nominee for the Clearing Agency shall be Cede & Co.

        "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

        "Closing Date" means June 18, 1997.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

        "Collateral" has the meaning specified in the Granting Clause of the Indenture.

        "Collection Account" means the account designated as such, established and maintained pursuant to Section 2.3A.1 of the Administration Agreement.

        "Collection Period" means, with respect to the first Distribution Date, the period beginning on the Cutoff Date and ending on September 30, 1997, and with respect to each subsequent Distribution Date the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

        "Commission" means the Securities and Exchange Commission.

        "Consolidation Loans" means Student Loans made in accordance with the
Section 428C of the Higher Education Act.

        "Corporate Trust Office" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Four Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust and Agency Group, Structured Finance Team (telephone: (212) 250-5326; facsimile: (212) 250-6439) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Administrator and the Seller) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at 802 Delaware Avenue, Wilmington, Delaware 19899, Attention: Corporate Trust Department (telephone:
(302) 575-5099; facsimile: (302) 575-5467); or at such other address as the Eligible Lender Trustee may designate by notice to the Certificateholders and the Seller, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor

Eligible Lender Trustee will notify the Certificateholders, the Administrator and the Seller).

        "Cutoff Date" means June 2, 1997.

        "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

        "Definitive Certificates" has the meaning specified in Section 3.10 of the Trust Agreement.

        "Definitive Notes" has the meaning specified in Section 2.10 of the Indenture.

        "Delaware Business Trust Act" means Chapter 38 of Title 12, Part V of the Delaware Code, entitled "Treatment of Delaware Business Trusts".

        "Delivery" when used with respect to Trust Account Property means:

        (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof
(i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, but not including Trust Student Loans, "Physical Property"); and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

        (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

        (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

        "Department" means the United States Department of Education, an agency of the Federal government.

        "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

        "Depository Agreements" means the Certificate Depository Agreement and the Note Depository Agreement, collectively.

        "Determination Date" means, with respect to any Distribution Date, the third Business Day preceding such Distribution Date.

        "Distribution Date" means, with respect to each Collection Period, the 25th day of January, April, July or October, or, if such day is not a Business Day, the immediately following Business Day, commencing on October 27, 1997.

        "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from Moody's, Standard & Poor's, and, if such institution is rated by Fitch, Fitch, in one of their generic rating categories which signifies investment grade.

        "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the States or the District of Columbia (or any domestic branch of a foreign bank) (i) which has
(A) either a long-term senior unsecured debt rating of AAA or a short-term senior unsecured debt or certificate of deposit rating of A-1+ or better by Standard & Poor's and (B)(1) a long-term senior unsecured debt rating of A1 or better and (2) a short-term senior unsecured debt rating of P-1 or better by Moody's, and (C) if such institution is rated by Fitch, a long-term senior unsecured debt rating of AA or a short-term senior unsecured debt rating of F-1+, or any other long-term, short-term or certificate of deposit rating with respect to which the Rating Agency Condition has been satisfied and (ii) whose deposits are insured by the FDIC. If so qualified, the Eligible Lender Trustee or the Indenture Trustee may be considered an Eligible Institution.

        "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

        (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; provided that obligations of, or guaranteed by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Student Loan Marketing Association shall be Eligible Investments only if, at the time of investment, they meet the criteria of each of the Rating Agencies for collateral for securities having ratings equivalent to the respective ratings of the Notes in effect at the Closing Date;

        (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

        (c) commercial paper having, at the time of the investment, a rating from each of the Rating Agencies in the highest investment category granted thereby;

        (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee, the Administrator or the Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

        (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

        (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

        (g) any other investment which would not result in the downgrading or withdrawal of any rating of the Securities by any of the Rating Agencies as affirmed in writing delivered to the Indenture Trustee.

For purposes of the definition of "Eligible Investments" the phrase "highest investment category" means (i) in the case of Fitch, "AAA" for long-term investments (or the equivalent) and "F-1+" for short-term investments (or the equivalent), (ii) in the case of Moody's, "Aaa" for long-term investments (or the equivalent) and "P-1" for short-term investments (or the equivalent), and
(iii) in the case of Standard & Poor's, "AAA" for long-term investments (or the equivalent) and "A-1+" for short-term investments (or the equivalent). A proposed investment not rated by Fitch but rated in the highest investment category by Moody's and Standard & Poor's shall be considered to be rated by each of the Rating Agencies in the highest investment category granted thereby.

        "Eligible Lender Trustee" means Chase Manhattan Bank USA, National Association, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement.

        "Eligible Loans" has the meaning specified in the Purchase Agreement or the Sale Agreement, as applicable.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Event of Default" has the meaning specified in Section 5.1 of the Indenture.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expected Interest Collections" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department or to be repaid to Guarantors or borrowers, with respect to the Trust Student Loans for such Collection Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments expected to be received by the Eligible Lender Trustee for such Collection Period (whether or not actually received), net of amounts required to be paid to the Department, with respect to the Trust Student Loans, to the extent not included in (i) above, and (iii) Investment Earnings for such Collection Period and interest on amounts to be remitted by the Administrator to the Collection Account with respect to such Collection Period prior to the related Distribution Date.

        "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

        "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

        "FDIC" means the Federal Deposit Insurance Corporation.

        "Federal Funds Rate" for any day means the rate set forth for such day opposite the caption "Federal Funds (effective)" in the weekly statistical release designated H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System. If such rate is not published in the relevant H.15(519) for any day, the rate for such day shall be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged prior to 9:00 a.m. New York City time on that day by each of four leading brokers in such transactions located in New York City selected by the Administrator. The Federal Funds rate for each Saturday and Sunday and for any other that is not a Business Day shall be the Federal Funds Rate for the preceding Business Day as determined above.

        "Fitch" means Fitch Investors Service, L.P.

        "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

        "Guarantee Agreement" means any agreement between any Guarantor and the Eligible Lender Trustee providing for the payment by the Guarantor of amounts authorized to be paid pursuant to the Higher Education Act to holders of qualifying Student Loans guaranteed in accordance with the Higher Education Act by such Guarantor.

        "Guarantee Payment" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Trust Student Loan.

        "Guarantors" means, collectively, those entities listed on Attachment B to the Sale Agreement and the Purchase Agreement.

        "Higher Education Act" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

        "Indenture" means the Indenture dated as of June 1, 1997, among the Eligible Lender Trustee on behalf of the Trust, the Trust and the Indenture Trustee.

        "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

        "Indenture Trustee" means Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as trustee under the Indenture.

        "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Trust, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Trust, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Trust, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of

"Independent" in the Indenture and that the signer is Independent within the meaning thereof.

        "Initial Certificate Balance" means $87,450,000.

        "Initial Pool Balance" means the Pool Balance as of the Cutoff Date, which is $2,441,522,427.

        "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, which decree or order remains unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

        "Insolvency Proceeds" has the meaning set forth in Section 6.1B of the Administration Agreement.

        "Interest Subsidy Payments" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

        "Interim Eligible Lender Trustee" means Chase Manhattan Bank USA, National Association, a national banking association, not in its individual capacity but solely as Interim Eligible Lender Trustee under the Interim Trust Agreement.

        "Interim Trust Agreement" means the Interim Trust Agreement dated as of June 1, 1997, between the Depositor and the Interim Eligible Lender Trustee.

        "Interim Trust Loans" has the meaning set forth in the Interim Trust Agreement.

        "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 2.3B of the Administration Agreement.

        "Issuer" means the Trust and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

        "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Trust Student Loan by operation of law as a result of any act or omission by the related Obligor.

        "Liquidated Student Loan" means any defaulted Trust Student Loan liquidated by the Servicer (which shall not include any Trust Student Loan on which Guarantee Payments are received) or which the Servicer has, after using all reasonable efforts to realize upon such Trust Student Loan, determined to charge off.

        "Liquidating Distribution" means, as the case may be, (i) the portion of the proceeds of a sale of assets described in Section 9.2 of the Trust Agreement distributed to Certificateholders and the Depositor pursuant to Section 9.1(2) of the Administration Agreement or (ii) the amount of any distribution to Certificateholders and the Depositor in connection with the termination of the Trust under Section 9.1(a) of the Trust Agreement.

        "Liquidating Profit or Loss" means the Profit or Loss determined with respect to a sale of assets described in Section 9.2 of the Trust Agreement or the transactions associated with a final distribution described in Section 9.1(a) of the Trust Agreement.

        "Liquidation Proceeds" means, with respect to any Liquidated Student Loan which became a Liquidated Student Loan during the current Collection Period in accordance with the Servicer's customary servicing procedures, the moneys collected in respect of the liquidation thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Student Loan.

"Loan" has the meaning set forth in Section 2 of the Purchase Agreement.

        "Lock-In Period" means the period of days preceding any Distribution Date during which the Note Rate or Certificate Rate, as applicable, in effect on the first day of such period shall remain in effect until the end of the Accrual Period related to such Distribution Date.

        "Minimum Purchase Amount" means an amount that would be sufficient to
(i) reduce the Outstanding Amount of each class of Notes on such Distribution Date to zero, (ii) pay to Noteholders the Noteholders' Interest Distribution Amount payable on such Distribution Date, (iii) reduce the Certificate Balance to zero and (iv) pay to the Certificateholders the Certificate Return Distribution Amount payable on such Distribution Date; provided that in the case of a purchase by the Seller of the Trust Student Loans pursuant to Section 6.1 of the Administration Agreement "Minimum Purchase Amount" shall also include an amount sufficient to (v) pay to Noteholders any Note Interest Carryover payable on such Distribution Date and (vi) pay to the Certificateholders any Certificate Return Carryover payable on such Distribution Date.

        "Monthly Servicing Payment Date" means the 25th day of each calendar month.

        "Moody's" means Moody's Investors Service, Inc.

        "91-Day Treasury Bills" means direct obligations of the United States with a maturity of thirteen weeks.

        "Note Depository Agreement" means the Letter of Representations, dated June 9, 1997 by the Trust, the

Eligible Lender Trustee and the Indenture Trustee in favor of the Depository Trust Company.

        "Note Final Maturity Date" for a class of Notes means the Class A-1 Maturity Date or the Class A-2 Maturity Date, as applicable.

        "Noteholder" means the Person in whose name a Note is registered in the Note Register.

        "Noteholders' Distribution Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

        "Noteholders' Interest Distribution Amount" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the respective Note Rates for the related Accrual Period on the aggregate outstanding principal balances of both classes of Notes on the immediately preceding Distribution Date after giving effect to all principal distributions to Noteholders on such date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Note Interest Shortfall for such Distribution Date; provided, however, that the Noteholders' Interest Distribution Amount shall not include any Note Interest Carryover.

        "Noteholders' Principal Distribution Amount" means, with respect to any Distribution Date, the Principal Distribution Amount for such Distribution Date plus the Note Principal Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Class A-1 Maturity Date or the Class A-2 Maturity Date, as the case may be, the principal required to be distributed to the Noteholders of the related class will include the amount required to reduce the outstanding principal balance of the Notes of such class to zero.

        "Note Interest Carryover" means, for any Distribution Date on which the Class A-1 Rate or the Class A-2 Rate is based on the Student Loan Rate, the excess of (a) the amount of interest on the Class A-1 Notes or the Class A-2 Notes, as the case may be, that would have accrued in respect of the related Accrual Period had interest been calculated without regard to the Student Loan Rate over (b) the amount of interest on the Class A-1 Notes or Class A-2 Notes, as the case may be, actually accrued in respect of such Accrual Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the applicable rate calculated at such Note Rate without regard the Student Loan Rate); provided, however, that any amount of Note Interest Carryover with respect to the Class A-1 Notes remaining after the earlier of the Distribution Date on which the outstanding principal amount of the Class A-1 Notes has been reduced to zero and the distribution of all Available Funds on the Class A-1 Maturity Date, and any amount of Note Interest Carryover with respect to the Class A-2 Notes remaining after the earlier of the Distribution Date on which the outstanding principal amount of the Class A-2 Notes has been reduced to zero and the distribution of all Available Funds on the Class A-2 Maturity Date, shall be equal to the lesser of (i) the Note Interest Carryover for such class on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Noteholders of such class on such date or any subsequent date pursuant to Sections 2.7C.10, 2.8C(D), 2.8D and 2.8E of the Administration Agreement.

        "Note Interest Shortfall" means, with respect to any Distribution Date, the excess of (i) the Noteholders' Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the Noteholders on such preceding Distribution Date, plus interest on the amount of such excess interest due to the Noteholders, to the extent permitted by law, at the weighted average interest rate borne by the Notes from such preceding Distribution Date to the current Distribution Date.

        "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

        "Note Pool Factor" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of the Notes divided by the original outstanding principal balance of the Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Notes.

        "Note Principal Shortfall" means, as of the close of any Distribution Date, the excess of (i) the Noteholders' Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Noteholders on such Distribution Date.

        "Note Rates" means, with respect to any Accrual Period, the Class A-1 Rate and the Class A-2 Rate for such Accrual Period, collectively.

        "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4 of the Indenture.

        "Notes" means the Class A-1 Notes and the Class A-2 Notes, collectively.

        "Obligor" on a Trust Student Loan means the borrower or co-borrowers of such Trust Student Loan and any other Person who owes payments in respect of such Trust Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

        "Officers' Certificate" means (i) in the case of the Trust, a certificate signed by any two Authorized Officers of the Eligible Lender Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee, and (ii) in the case of the Seller, the Administrator or the Servicer, a certificate signed by any two Authorized Officers of the Seller, the Administrator or the Servicer, as applicable.

        "Origination Fee" means the origination fee payable to the Department by the lender with respect to any Trust Student Loan (including any Consolidation
Loan) made on or after October 1, 1993, equal to 0.50% of the initial principal balance of such loan.

        "Opinion of Counsel" means (i) with respect to the Trust, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Eligible Lender Trustee, the Trust, the Seller or an Affiliate of the Seller and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee, and (ii) with respect to the Seller, the Administrator or the Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator or the Servicer, which counsel shall be acceptable to the Indenture Trustee and the Eligible Lender Trustee.

        "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

        (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

        (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

        (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Trust, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

        "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

        "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of the Indenture and is authorized by the Eligible Lender Trustee on behalf of the Trust to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Trust.

        "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Physical Property" has the meaning assigned to such terms in the definition of "Delivery" above.

        "Pool Balance" means as of any date the aggregate principal balance of the Trust Student Loans on such date (including accrued interest thereon to the extent such interest is expected to be capitalized), after giving effect to the following, without duplication: (i) all payments received by the Trust through such date from or on behalf of Obligors, (ii) all Purchase Amounts on Purchased Student Loans received by the Trust through such date from the Seller or the Servicer, (iii) all Liquidation Proceeds and Realized Losses on Trust Student Loans liquidated through such date, (iv) the aggregate amount of adjustments to balances of Trust Student Loans permitted to be effected by the Servicer under the Servicing Agreement, if any, recorded through such date, and (v) the aggregate amount by which reimbursements by Guarantors of the unpaid principal balance of defaulted Trust Student Loans through such date are reduced from 100% to 98% as required by the risk sharing provisions of the Higher Education Act.

        "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

        "Primary Servicing Fee" for any Monthly Servicing Payment Date has the meaning specified in Attachment A to the Servicing Agreement, and shall include any such fees from prior Monthly Servicing Payment Dates that remain unpaid.

        "Principal Distribution Amount" means, (i) with respect to the initial Distribution Date, the

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amount by which the sum of the Outstanding Amount of the Notes and the
Certificate Balance exceeds the Pool Balance as of the last day of the related Collection Period and (ii) with respect to each subsequent Distribution Date, the Pool Balance as of the last day of the Collection Period preceding the related Collection Period less the Pool Balance as of the last day of the related Collection Period.

        "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

        "Profits" and "Losses" mean, for each Accrual Period or other period, an amount equal to the Trust's taxable income or loss for such period, other than Liquidating Profit or Loss and without consideration of items specially allocated pursuant to Section 2.10 of the Trust Agreement(including allocations of gross income), determined in accordance with Code section 703(a) (such taxable income or loss to include all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1)), adjusted to reflect items of income exempt from Federal income tax and items of expenditure described in Code section 705(a)(2)(B) (or treated as so described pursuant to Treasury Regulations).

        "Purchase Agreement" means the Purchase Agreement dated as of June 18, 1997, among the Student Loan Marketing Association, the Interim Eligible Lender Trustee and the Seller.

        "Purchase Amount" with respect to any Trust Student Loan means the amount required to prepay in full such Trust Student Loan under the terms thereof including all accrued interest thereon.

        "Purchased Student Loan" means a Trust Student Loan which is, as of the close of business on the last, day of a Collection Period, purchased by the Servicer pursuant to Section 3.5 of the Servicing Agreement or repurchased by the Seller pursuant to Section 6 of the Sale Agreement or sold to another eligible lender holding one or more Serial Loans with respect to such Trust Student Loan pursuant to Section 3.11E of the Servicing Agreement.

        "Rating Agency" means Moody's, Standard & Poor's and Fitch. If any such organization or successor thereto is no longer in existence, "Rating Agency" with respect to such organization shall be a nationally recognized statistical rating organization or other comparable Person designated by the Administrator, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

        "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Administrator, the Servicer, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of any of the Notes or the Certificates.

        "Realized Loss" means the excess of the principal balance (including any interest that had been or had been expected to be capitalized) of any Liquidated Student Loan over Liquidation Proceeds with respect to such Student Loan to the extent allocable to principal (including any interest that had been or had been expected to be capitalized).

        "Record Date" means, with respect to a Distribution Date or Redemption Date, the close of

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business on the day preceding such Distribution Date or Redemption Date.

        "Recoveries" means moneys collected from whatever source with respect to any Liquidated Student Loan which was written off in prior Collection Periods or during the current Collection Period, net of the sum of any amounts expended by the Servicer for the account of any Obligor and any amounts required by law to be remitted to any Obligor.

        "Redemption Date" means in the case of a payment to Noteholders pursuant to Section 10.1 of the Indenture, the Distribution Date specified pursuant to
Section 10.1 of the Indenture.

        "Redemption Price" means an amount equal to the unpaid principal amount of the Notes, plus accrued and unpaid interest thereon at the applicable Note Rates to but excluding the Redemption Date and the amount of the Note Interest Carryover with respect thereto.

        "Reserve Account" means the account designated as such, established and maintained pursuant to Section 2.3A.2 of the Administration Agreement.

        "Reserve Account Initial Deposit" means $6,103,806.

        "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Sale Agreement" means the Sale Agreement dated as of June 18, 1997, among the Eligible Lender Trustee on behalf of the Trust, the Trust, the Interim Eligible Lender Trustee and the Seller.

        "Sallie Mae" means the Student Loan Marketing Association.

        "Schedule of Trust Student Loans" means the listing of the Trust Student Loans set forth in Schedule A to the Indenture and the Bill of Sale (which Schedule may be in the form of microfiche).

        "Seller" means SLM Funding Corporation, a Delaware corporation.

        "Serial Loan" means an additional student loan, other than a Consolidation Loan, which is made to a borrower who is also a borrower under at least one Trust Student Loan.

        "Servicer" means the Sallie Mae Servicing Corporation, in its capacity as servicer of the Trust Student Loans, or any successor thereto in such capacity in accordance with the Servicing Agreement.

        "Servicer Default" means an event specified in Section 5.1 of the Servicing Agreement.

        "Servicer's Report" means any report of the Servicer delivered pursuant to Section 3.1A of the Administration Agreement, substantially in the form acceptable to the Administrator.

        "Servicing Agreement" means the Servicing Agreement dated as of June 18, 1997, among the Trust, the Eligible Lender Trustee, the Seller, the Servicer, the Administrator and the Indenture Trustee.

        "Servicing Fee" has the meaning specified in Attachment A to the Servicing Agreement.

        "SLS Loan" means a Trust Student Loan designated as such that is made under the Supplemental Loans for Students Program pursuant to the Higher Education Act.

        "Special Allowance Payments" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

        "Specified Reserve Account Balance" with respect to any Distribution Date means the greater of (a) 0.25% of the Pool Balance as of the close of business on the last day of the related Collection Period and (b)$2,441,522, provided that in no event will such balance exceed the sum of the outstanding principal amount of the Notes and the Certificate Balance.

        "Stafford Loan" means a Trust Student Loan designated as such that is made under the Stafford Loan Program in accordance with the Higher Education Act.

        "Standard & Poor's means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

        "State" means any one of the 50 States of the United States of America or the District of Columbia.

        "Student Loans" means education loans to students and parents of students under the Federal Family Education Loan Program.

        "Student Loan Rate" for any Accrual Period will be equal to the product of (a) the quotient obtained by dividing (i) 365 (or 366 in the case of a leap year) by (ii) the actual number of days elapsed in such Accrual Period and (b) the percentage equivalent of a fraction, (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Accrual Period less the Primary Servicing Fee and the Administration Fee and any prior unpaid Administration Fees with respect to such Collection Period, and (ii) the denominator of which is the Pool Balance as of the first day of such Collection Period.

        "Successor Administrator" has the meaning specified in Section 3.7(e) of the Indenture.

        "Successor Servicer" has the meaning specified in Section 3.7(e) of the Indenture.

        "Supplement" means the SLM Student Loan Trust 1997-2 Administration Agreement Supplement dated June 18, 1997, to Master Administration Agreement dated as of May 1, 1997, among the Seller, the Servicer, the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Administrator.

        "T-Bill Rate" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.

        "Transfer Date" has the meaning specified in Section 5.2A of the Administration Agreement.

        "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

        "Trust" means SLM Student Loan Trust 1997-2, a Delaware business trust established pursuant to the Trust Agreement.

        "Trust Account Property" means the Trust Accounts, all cash and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all earnings on and proceeds of the foregoing.

        "Trust Accounts" has the meaning specified in Section 2.3 of the Administration Agreement.

        "Trust Agreement" means the Trust Agreement dated as of June 1, 1997, between the Depositor and the Eligible Lender Trustee.

        "Trust Auction Date" has the meaning specified in Section 4.4 of the Indenture.

        "Trust Certificate" means a Certificate.

        "Trust Estate" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights sold, transferred and assigned to the Trust pursuant to the Sale Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Trust Agreement and the Administration Agreement.

        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

        "Trust Student Loan" means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date plus any student loan that is substituted for a Trust Student Loan by the Seller pursuant to Section 6 of the Sale Agreement or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

        "Trust Student Loan Files" means the documents specified in Section 2.1 of the Servicing Agreement.

        "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.